SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 21, 2011
Date of Report (date of earliest event reported)

LEGEND OIL AND GAS, LTD.

 (Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street, Suite 4500
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9735

(Former name or address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On January 21, 2011, the Board of Directors (the “Board”) of Legend Oil and Gas, Ltd. (the “Company”) dismissed Robison, Hill & Co. (“Robison”) as the Company’s independent registered public accounting firm.

Robison’s audit report of the Company’s financial statements for the years ended December 31, 2008 and  December 31, 2009 included language expressing substantial doubt as to the Company’s ability to continue as a going concern. The audit report contained no other adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the past two years, the financial statements contained no other adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles were made, as described in Item 304(a)(1)(ii) of Regulation S-K.

As such, in connection with these audits of the fiscal years ended December 31, 2008 and  December 31, 2009, there were no disagreements between the Company and Robison on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Robison’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection in their reports on the financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-K, as relied upon during the period of their audit reports, occurred during the years ending December 31, 2008 and  December 31, 2009.  During the two most recent fiscal years and any subsequent period preceding dismissal, there were no disagreements with Robison, as described in Item 304(a)(1)(ii) of Regulation S-K.

The Company has provided Robison with a copy of the foregoing disclosure, and requested that Robison furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed, as Exhibit 16.2 to this Form 8-K/A, a copy of the letter from Robison, dated January 24, 2011 stating their agreement with such statements, as required by Item 304(a)(3) of Regulation S-K

(b) On January 21, 2011, the Board engaged the accounting firm of Peterson Sullivan, LLP (“Peterson Sullivan”) and appointed it as the Company’s new independent registered public accounting firm.

During the most recent fiscal years ending December 31, 2008 and  December 31, 2009,  and the interim period prior to the engagement of Peterson Sullivan, the Company did not consult with Peterson Sullivan with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, Peterson Sullivan has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

The decision to change principal auditors and the engagement of the new principal auditor was recommended and approved by the Board.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.         Description of Exhibit

16.2	Letter of Robison, Hill & Co. dated January 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2011	LEGEND OIL AND GAS, LTD.
/s/ James Vandeberg
By:
James Vandeberg Chief Financial Officer, Secretary and Director